 Exhibit 99.1

Exenatide implant reduces liver fat by 82% in obese mice after 12 weeks Liver fat reduction in high fat diet-induced obese mice. Liver fat % area for exenatide implant vs sham implant 12 weeks after a single administration. Liver fat % area is calculated using Oil Red O (ORO) staining. Values are mean ± SE. These results are numerically consistent with a similar investigation in which liver fat content was evaluated in high fat diet-induced obese mice that received semaglutide injections.;

Exenatide delivered with NanoPortal™ technology is associated with durable body weight effects Weight difference from control in healthy Sprague-Dawley Rats. % weight change from baseline for a single administration of exenatide implant in a study associated with NPM-119 (~320 nmol/kg/day) corrected to control (vehicle implant). (A) All animals measured through 105 days of treatment; (B) 5 animals measured in each group through 112 days of treatment followed by a 28-day recovery period. Values are mean ± SE. ;

Nasdaq: VANI

www.vivani.com

Vivani Medical, Inc.

Guaranteed Adherence. Better Outcomes.

June 2025

Disclaimers

The following slides and any accompanying oral presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the "safe harbor" created by those sections. All statements in this release that are not based on historical fact are "forward looking statements." These statements may be identified by words such as "estimates," "anticipates," "projects," "plans" or "planned," "strategy," "goal," "seeks," "may," "will," "expects," "intends," "believes," "should," and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments that Vivani Medical, Inc. ("Vivani", the "Company", "we" or "us) expects or anticipates will occur in the future, such as stated objectives or goals, our products and their therapeutic potential and planned development, the indications that we intend to target, our technology, our business and strategy, milestones, addressable markets, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this presentation on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors. These risks and uncertainties include, but are not limited to, that we may fail to commence our planned future clinical trials for products under development; conduct any pre-clinical activities of our other products; our products may not demonstrate safety or efficacy in clinical trials; we may fail to secure marketing approvals for our products; there may be delays in regulatory approval or changes in regulatory framework that are out of our control; our estimation of addressable markets of our products may be inaccurate; we may fail to timely raise additional required funding; more efficient competitors or more effective competing treatment may emerge; we may be involved in disputes surrounding the use of our intellectual property crucial to our success; we may not be able to attract and retain key employees and qualified personnel; earlier study results may not be predictive of later stage study outcomes; and we are dependent on third-parties for some or all aspects of our product manufacturing, research and preclinical and clinical testing. Additional risks and uncertainties are described in our Annual Report on Form 10-K filed on March 31, 2025, and our subsequent filings with the SEC. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and the Company's own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. All of our therapies are still investigational and have not been approved by any regulatory authority for any use.

Vivani Executive Leadership Team



Adam Mendelsohn PhD – CEO/Director

- Co-founder/Co-inventor of Vivani technology
- PhD Bioengineering (UCSF/UC Berkeley)
- Management of Technology Certificate at Haas School of Business
- Research focused on diabetes treatment
- Formerly at Boston Scientific and Minimed



Donald Dwyer, MBA – Chief Business Officer

- Former Executive Director at AstraZeneca with leadership roles in regulatory affairs, drug development, commercial and business development
- Former Vivani Board observer for AZ
- Former PhaseBio Board observer for AZ (prior to IPO)
- Former Director at Cephalon and Rhone Poulenc Rorer



Lisa Porter, MD – Chief Medical Officer

- Former Chief Medical Officer for Eiger BioPharmaceuticals and Dance BioPharm
- Former VP of Medical Development for Amylin
- Former Director at GSK, Global Head of Clinical Strategy for Avandia
- Former Board member of ViaCyte, Inc.



Truc Le, MBA – Chief Operations Officer

- Numerous COO and Executive Positions at Device and Drug-Device Companies, including:
- CTO at Dance BioPharm, COO at Avid Bio
- Exec VP at Prima Biomed, Sr. VP at Nektar Therapeutics (responsible for Exubera approval), and Worldwide VP at Johnson & Johnson



Anthony Baldor, MS, MBA – Chief Financial Officer

- Former CFO and Head of Business Development at Diakonos Oncology
- Former VP Corporate Strategy and Development at 4DMT
- Former Research Analyst at Jefferies
- Former Venture Capital Principal at BioInnovation Capital and Associate at RMI Partners

Vivani Headquarters and GMP Manufacturing Facility

I350 S. Loop Road, Alameda, California since 2023


1350
South Loop Road





Vivani Medical, Inc.

1. An innovative, clinical-stage biopharmaceutical company developing a portfolio of ultra long-acting, miniature, drug implants to treat chronic diseases. NanoPortal™ platform technology enables the design of implants aimed at improving medication non-adherence and tolerability.

2. Lead programs include NPM-115 (high-dose exenatide) and NPM-139 (semaglutide). These miniature, subdermal, GLP-1 implants are under development for chronic weight management in obese and overweight individuals with once or twice-yearly dosing.

3. Pipeline also includes IND-cleared NPM-119 (exenatide) implant under development for type 2 diabetes designed for twice-yearly dosing.

4. Multiple potentially transformational milestones are anticipated in 2025 including completion of the First-in-human, LIBERATE-1 trial and availability of top-line data. In addition, acceleration of the NPM-139 (semaglutide implant) program toward clinical development is also anticipated.

Company Pipeline

If Approved, Vivani Products will Compete in Markets with Large Potential

	Indication	Product	Feasibility	Pre-Clinical	Clinical	Market Size*
Vivani	Human Obesity	NPM-115 high-dose exenatide				>$60B
Vivani	Human Type 2 Diabetes	NPM-119 exenatide				>$60B
Vivani	Human Obesity	NPM-139 semaglutide				>$60B
Vivani	Feline Pre-Diabetes & Diabetes	OKV-119** exenatide				>$0.5B

* Estimated Market Sizes where Vivani products would compete, if approved. Does not represent future sales or revenue estimates of Vivani pipeline products. Evaluate Pharma's "World Preview 2024: Pharma's Growth Burst July 2024" estimates $130B in GLP-1 sales by 2030. We assume >$60B for Obesity/Chronic Weight Management and >$60B for Type 2 Diabetes by 2030.
** In Partnership with Okava Pharmaceuticals, Inc.

Drug Implants
Proprietary Platform Technology

GLP-1 Implant and Applicator


Drug
Reservoir
NanoPortal™
Membrane



Approximate size of implant expected for type 2 diabetes indication



Vivani

NanoPortal™:
Innovative Delivery Technology

Designed to assure adherence

Minimally-fluctuating and tunable delivery profiles

Potential application with many molecular types

Drug Reservoir


Reservoir
Medication
Nanotubes


Titania Nanotube Layer
(grown from titanium surface)
Pure Titanium

Nanotube Membrane

NanoPortal™

How it Works...

By precisely adjusting the nanotube pore size to slightly greater than the size of specific drug molecules, the interactions between the drug and nanotube walls can result in desirable release profiles over time, including **near constant release**



Pore too small:
No release
Pore target size:
Near constant release
Pore too large:
Burst release

NanoPortal delivers near-constant / minimally-fluctuating drug release



High Dose, n=6
Low Dose, n=6
In Vitro Release-Rate (µg/day)*
Time (Days)
120
100
80
60
40
20
0
0
30
60
90
120
150

Day 1 timepoint includes cumulative release over the first day including a separately measured 1st hour of release, which was ~7 µg for the high-dose and ~4 µg for the low-dose. Values are mean ± SD.

*Release-rates include exenatide and related substances.

Minimal Fluctuations with 2.5-hour interval sampling
Individual Release Profiles (n=6)



2.5 h
interval
In Vitro Release Rate (µg/day)*
Time (Days)
120
100
80
60
40
20
0
98.0
98.5
99.0
99.5
100.0

Fluctuations during each 2.5-hour interval are within measurement error

NanoPortal™ is a Platform Technology

Broad Potential Application Can Support Portfolio of New Drug Implants

- Minimized Implant Size
- Extendable Implant Duration
- Tunable Delivery Rate
- Tunable Delivery Profile

NanoPortal implant technology designed to avoid challenges faced by other implants

Six-month exenatide implant
Osmotic Pump
(Intarcia)



- FDA alleges that **daily variations in drug release** may be responsible for **clinical safety signals** which prevented regulatory approval
- **Larger Device** (4mm x 45mm)
- Insertion using **larger 6-gauge needle**

Six-month exenatide implant
NanoPortal™
(Vivani)



- **Minimally fluctuating drug release** profile observed in pre-clinical studies directly addresses ITCA 650 regulatory challenges
- **Smaller Device** (2.2mm x 21.5mm)*
- Insertion using **smaller 11-gauge needle**

*Approximate expected size of Type 2 Diabetes implant

NanoPortal addresses key ITCA-650 release-rate variability issue flagged by FDA as root cause of non-approvability

Osmotic Pump, ITCA 650 (Intarcia)


Exenatide daily release (mcg)
Time (days)

In vitro data, including daily release intervals, from the 4 ITCA 650 devices with the highest day-to-day variability out of 12 tested, presented by FDA during September 2023 Advisory Committee Hearing with Intarcia

"The clinical data in the three pivotal clinical trials for ITCA 650 including the high rates of GI side effects, discontinuations, and an increased risk of AKI comprise safety signals whose root cause can reasonably be concluded to be irregular and uncontrolled exenatide release." FDA Memorandum July 29, 2022, page 33

NanoPortal™ (Vivani)


Exenatide daily release (mcg)*
Time (days)

In vitro data, including daily release intervals, from the 4 NanoPortal exenatide implants with the highest day-to-day variability out of 17 tested, provided by Vivani to FDA and helped facilitate IND clearance

*Data includes exenatide and related substances

Better adherence is expected to improve GLP-1 effectiveness and tolerability

Medication non-adherence and tolerability are significant unmet needs for GLP-1 treatments

Adherence/Persistence to GLP-1s is suboptimal, at only ~30-40% adherent patients during year one and ~36-47% persistence by end of year one (Ozempic/Wegovy)[1]. Discontinuation leads to **immediate hunger-rebound induced weight regain**.

GI side effects occur in a **majority of patients**[2] when GLP-1 plasma levels rise at each dose escalation. **Missed doses** inadvertently **cause additional dose escalations**, likely **exacerbating GI side effects**.

Vivani's NanoPortal™ implant is designed to prevent missed doses and minimize plasma level fluctuations to improve real-world GLP-1 treatment outcomes[3,4]

1. Gleason et al., 2024 2 Aldhaleei et al., 2024 3 Polonsky et al., 2016; 4.Hamersky et al 2019

Vivani Lead Program
NPM-115

High-Dose Exenatide Implant for Chronic Weight Management

Targeting the Rapidly Growing GLP-1 RA Market

Priority Program NPM-115:

Development of 6-Month Exenatide (Glucagon-like Peptide 1 Receptor Agonist) Implant for Chronic Weight Management in Obese or Overweight Patients

- Tremendous unmet medical need in Obesity[1]:
  - 764M people living with obesity
  - 15M (2%) taking an anti-obesity medication
- GLP-1 monotherapy may provide adequate weight loss for the majority of patients[2]
- Preclinical data with NPM-115 has demonstrated similar magnitude of weight loss for exenatide and semaglutide injection
- NPM-115 target profile may provide an attractive alternative to life-long injections or pills for long-term maintenance of GLP-1 therapy for weight management

[1, 2] Novo Nordisk 2023 Annual Report

Weight Loss Medicines Associated With Adherence Challenges

Recent retrospective cohort study (n=1,911) reported improved medication persistence with semaglutide of 40% after one year

- The remaining opportunity for an additional 60% improvement in persistence is significant and will translate to improved patient outcomes
- NPM-115 (exenatide implant) is designed to guarantee adherence for 6 months / implant

* Published in Obesity, December 8, 2023



Large Retrospective Cohort Study* (N=1,911)
Percent Remaining on Therapy
100%
75%
50%
25%
0%
Semaglutide
Liraglutide
Phentermine-topiramate
Naltraxone-bupropion
Orlistat
Implant**
** Implant not included in this Large Retrospective Cohort Study, included for illustrative purposes only
Approved Weight Loss Drugs and NPM-115
6 months
12 months

GLP-1 Discontinuation Can Lead to Rapid Hunger-Induced Weight Rebound in Animals and Humans


68-week treatment phase
52-week off-treatment extension phase
Body weight (%) – change from baseline
Body weight (kg) – change from baseline
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
-5
-10
-15
Semaglutide 2.4 mg arm
Placebo arm
0 4 8 12 16 20 28 36 44 52 60 68 75 80 104 120
Time since randomization (wk)

STEP 1 Extension: Semaglutide Withdrawal


Group 1 - Sham Implant (Control), n=7
Group 2 - NPM-115, n=7
Group 3 - NPM-115 (treatment discontinued at Day 14), n=3
Group 4 - Ozempic, n=8
Greater food consumption after explant
Food Consumption vs Control (%)
100.0
50.0
0.0
−50.0
−100.0
0
10
20
30
Time (d)

Vivani Data in Diet-Induced Obese Mice

Sudden GLP-1 withdrawal produces immediate rebound hunger, leading to rapid weight regain mediated by greater food consumption

Exenatide implant associated with comparable weight loss to semaglutide in preclinical study


A
0.0
−5.0
−10.0
−15.0
−20.0
−25.0
ΔWeight vs Control (%)
Exenatide Implant, n=7
Ozempic
(semaglutide injection), n=8


B
10.0
0.0
−10.0
−20.0
−30.0
ΔWeight vs Control (%)
0
10
20
30
Time (Days)
Sham Implant (Control), n=7
Exenatide Implant, n=7
Exenatide Implant (treatment discontinued at Day 14), n=3
Ozempic, n=8

Weight loss in high fat diet-induced obese mice. (A) % weight change from baseline for a single administration of exenatide implant (~530 nmol/kg/day) vs weekly Ozempic injections (semaglutide, 2,700 nmol/kg/week), corrected to control (sham implant) at 28 days; **(B)** % weight change from baseline over time from a single administration of exenatide implant (~530 nmol/kg/day) vs. weekly Ozempic injections (semaglutide, 2,700 nmol/kg/week), corrected to control (sham implant). Values are mean ± SE.

Exenatide implant reduces liver fat by 82% in obese mice after 12 weeks



35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Liver Fat (% Area)
Sham Implant
(n=7)
Exenatide Implant
(n=7)

Liver fat reduction in high fat diet-induced obese mice. Liver fat % area for exenatide implant vs sham implant 12 weeks after a single administration. Liver fat % area is calculated using Oil Red O (ORO) staining. Values are mean ± SE. These results are numerically consistent with a similar investigation in which liver fat content was evaluated in high fat diet-induced obese mice that received semaglutide injections.

Exenatide delivered with NanoPortal™ technology is associated with durable body weight effects



A
ΔWeight vs Control (%)
5.0
0.0
−5.0
−10.0
−15.0
−20.0
−25.0
−30.0
0
15
30
45
60
75
90
105
Time (Days)
Vehicle Implant (Control), n=18
Exenatide Implant, n=24
B
Implant removed
ΔWeight vs Control (%)
5.0
0.0
−5.0
−10.0
−15.0
−20.0
−25.0
−30.0
−35.0
−40.0
−45.0
0
15
30
45
60
75
90
105
120
135
Time (Days)
Vehicle Implant (Control), n=5
Exenatide Implant, n=5

Weight difference from control in healthy Sprague-Dawley Rats. % weight change from baseline for a single administration of exenatide implant in a study associated with NPM-119 (~320 nmol/kg/day) corrected to control (vehicle implant). **(A)** All animals measured through 105 days of treatment; **(B)** 5 animals measured in each group through 112 days of treatment followed by a 28-day recovery period. Values are mean ± SE.

In vivo and *in vitro* performance of 12-week exenatide implant configuration to be studied in LIBERATE-1



Sham Implant (Control), n=7
Exenatide Implant, n=7
Explants to occur at day 63 in LIBERATE-1
*
Plasma Concentration (ng/mL)
Time (Day)
0
20
40
60
80

***In vivo* pharmacokinetics of 12-week exenatide implant and sham implant in high fat diet-induced obese mice (n=7 per group).** Values are mean ± SE.

*Day 56 values reported as measured, but sample handling error suspected to have occurred.



Mean, n=17
Upper + Lower 95% CI of Mean
Release Rate (µg/day)
Time (Day)
0
20
40
60
80
100
120

***In vitro* release-rate of exenatide implant to be used in LIBERATE-1 (n=17).** Individual values are included for each timepoint. Each week consists of two 24-hour intervals and a 5-day interval. Values are mean ± 1 SD (bold) and ± 2 SD. Release-rates include exenatide and related substances.

6-Month exenatide implant preclinical proof-of-concept achieved



Exenatide Plasma Conc. Normalized to 250 g Rats (ng/mL)
Expected Exenatide Plasma Conc. in 85 kg Human (pg/mL)
Time (Days)
Implants removed
EC50
*
**
0
2
4
6
8
10
12
14
16
0
100
200
300
400
500
600
700
0
30
60
90
120
150

Pharmacokinetics of 6-month exenatide implant in male Sprague-Dawley rats (n=6)

Exenatide antibody-positive animals are not included in this data set. Values are mean ± SD.

*2 of 6 implants are responsible for higher Day 1 exenatide concentrations which is not expected to occur in the configuration to be used in the clinic.

** The estimated exenatide EC50 is 51.4 pg/mL when exenatide antibody titers are < 125 and 84 pg/mL when exenatide antibody titers are >= 125. These exenatide EC50 estimates are consistent with the exenatide EC50 estimate, 83.5 pg/mL, from the FDA Clinical Pharmacology review of BYDUREON

First-in-Human Trial: LIBERATE-1, Now Fully Enrolled

Primary Objectives: Safety/tolerability assessment and full pharmacokinetic characterization. Changes in weight will also be assessed.

Key Inclusion/Exclusion Criteria: 18-55 years old; overweight or obese (BMI 27-40)
Otherwise healthy (no T2DM, normal renal function)


Screen
(≤ 14 days)
Run-In (8 Weeks)
Dose
Escalation
Randomize
Treatment (9 Weeks)
EOT
F/U
(EOS)
Exenatide Implant N=8
Semaglutide
0.5 mg weekly
Bydureon Bcise 2mg weekly N=8
Semaglutide
0.25 mg weekly
Semaglutide 1 mg weekly N=8
Visit 1 2 3 4 5 6/7/8 9 10 11/12/13 14 15/16/17 18 19
Week -2 0 2 4 6 8 9 10 12 14 16 17 18

NPM-115 Clinical + Regulatory Development Near-Term Plan

Year(s)	Milestone	Status
2023	Announced NPM-115 Program to Evaluate High Dose Exenatide Implant for Chronic Weight Management	November 2023
2024	Reported Positive Weight Loss in Preclinical Study	February 2024
2024	Announced Initiation of Screening and Enrollment of First-In-Human, LIBERATE-1 Study in Obese and Overweight Patients	December 2024
2025	First Subject entered Study Run-In phase	January 2025
2025	**First Subject implanted, Full Enrollment**	**March 2025**
2025	Results of LIBERATE-1 available	Expected Mid-2025

November 2023 – Vivani announced NPM-115 clinical program (high-dose exenatide implant) for chronic weight management.

February 2024 – Company reported positive preclinical study results demonstrating comparable weight loss between exenatide implant and Ozempic/Wegovy (semaglutide injection) and a strategic shift to focus on obesity and chronic weight management.

December 2024 – Company announced screening and enrollment of LIBERATE-1 in obese and overweight patients in Australia.

March 2025 – NPM-115 GLP-1 implants successfully inserted into all 8 subjects. Full study enrollment completed.

NPM-119

Exenatide Implant for Type 2 Diabetes

Targeting the Rapidly Growing GLP-1 RA Market

NPM-119

Development of a 6-Month Exenatide (Glucagon-like Peptide 1 Receptor Agonist) Implant for Type 2 Diabetes

- Significant unmet need in Diabetes[1]:
  - 537M people living with diabetes
  - ~ 15% in good control
- Non-adherence is the primary reason for low, real-world effectiveness[2,3]
- Guaranteed adherence will produce significant healthcare cost savings[4]
- FDA indicated 505(b)(2) streamlined approval pathway may be available

[1] 2023 Novo Nordisk Annual Report
[2] Guo 2016
[2,3] Carls et al., 2017
[4] IMS 2013 Report

Current Drug Adherence Challenge

"Drugs don't work in people that don't take them"

NPM-119* Designed to Enable 100% Adherence through Implant Duration

- Orals and injectables do not guarantee adherence
- Approximately 50% of patients do not meet glycemic targets primarily due to nonadherence

Dual Incentive to Adopt Technology that Improves Adherence

- Pharmaceutical revenue is increased
- Healthcare costs are decreased



Real-World Adherence of Select Drugs
Real-world Adherence
100%
75%
50%
25%
0%
Ozempic
GLP-1 agonist, weekly injection
Mody et al., 2022
Januvia
DPP-4 inhibitors, daily pills
Polonsky et al. 2016
Invokana
SGLT-2 daily pills
Cai et al., 2017
Implant*
GLP-1 implant every 6 months

* NPM-119's exenatide implant – under development, designed to enable 100% adherence, not approved in any market

Patient research indicates strong adoption potential for a miniature, 6-month exenatide implant

PWD sentiment towards the ITCA 650 concept is more strongly positive amongst those who are currently on a GLP-1 RA or who have taken one in the past.

Likelihood of getting ITCA 650 exenatide implant if FDA-approved, recommended by HCP, and covered by insurance, by current GLP-1 RA status
(Among people with T2D with A1c>7%)



Currently on a GLP-1 RA
(n=324)
11%
33%
42%
14%
Ex-GLP-1 RA
(n=178)
17%
36%
35%
12%
Never taken a GLP-1 RA
(n=319)
17%
39%
34%
10%
Definitely not
Unlikely
Likely
Definitely

56% of patients responded "likely" or "definitely" to get an exenatide implant if FDA approved, prescriber recommended, and covered by insurance

Our question, after showing an image of the device and a description* of how it would be used, was:
"Assuming it was approved by the FDA, your doctor suggests it, and insurance coverage is not an issue, how likely would you be to get and use the implant with exenatide?"

Prescriber and Payer research also provide strong support for a miniature, 6-month exenatide implant

Prescribing Rating, Average 8.3 out of 10

Rating: Overall, using a scale of 1 to 10, where 1 is not at all likely and 10 is extremely likely, how likely are you to prescribe NPM-119?



Primary Care Physicians (n=10)
0
2
4
6
8
10
Likely to Prescribe
(1=not likely, 10=extremely likely)

Adherence = Lower Acute Care & Outpatient Costs

Total: ~$5,500 (annual, per patient)



Costs ($)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5000
$0
$12,153
$8233
$16,964
$15,457
$9390
$14,816
$38,633
$38,357
Acute care
Outpatient
Drug
Total
Nonadherent (PDC <80%)
Adherent (PDC ≥80%)

Curtis et al., 2017

Vivani sponsored qualitative market research, March 2020. ~90% of patients receive treatment in primary care

Vivani Lead Program
NPM-139

Semaglutide Implant for Chronic Weight Management

Targeting the Rapidly Growing GLP-1 RA Market

Priority Program NPM-139:

Development of once or twice-yearly Semaglutide (Glucagon-like Peptide 1 Receptor Agonist) Implant for Chronic Weight Management in Obese or Overweight Patients

- Semaglutide products Ozempic® and Wegovy® generated **~$25B in sales in 2024**
- More than half of patients regularly miss doses based on real-world adherence data
- NPM-139 is initially being designed for once or twice-yearly dosing.
- In addition to obesity, the semaglutide implant is also under consideration for treatment of type 2 diabetes

NPM-139 - NanoPortal™ Successfully Delivers Active Semaglutide for 6 Months



Control, n=3
NPM-139, n=7
10.0
0.0
−10.0
−20.0
−30.0
−40.0
−50.0
ΔWeight (vs Control)
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
150
160
170
180
Time (Days)

Body weight measurements of semaglutide implant (n=7). Weight difference versus control group in healthy Sprague-Dawley Rats.
% weight change from baseline for NPM-139 (semaglutide implant) corrected to control (sham implant). Values are mean ± SE.
Study was initially designed for a 3-month duration but was extended due to positive results. The implant from one rat contained no semaglutide at 6 months and the data from that rat is excluded from this analysis.

Vivani Medical, Inc.
Financial Information

Vivani Medical, Inc.
Q1 2025: Income/(Loss) Statement

Condensed Consolidated Statement of Operations

In Thousands, except Share Data	3 Months Ended Mar. 31, 2025	3 Months Ended Mar. 31, 2024
Operating expenses:		
Research and development, net of grants	4,217	3,726
General and administrative	2,340	2,501
Total operating expenses	6,557	6,227
Loss from operations	**(6,557)**	**(6,227)**
Other income (expense), net	255	188
Net income/(loss)	**$ (6,302)**	**$ (6,039)**
Net income/(loss) per common share – basic	**$ (0.11)**	**$ (0.12)**
Wtd Avg common shares outstanding basic & diluted	**59,236**	**52,202**

Vivani Medical, Inc.
Q1 2025: Balance Sheet

Condensed Consolidated Balance Sheet

In Thousands	Mar. 31, 2025 (unaudited)	Dec. 31, 2024 (audited)
ASSETS		
Current assets:		
Cash and cash equivalents	$ 13,008	$ 18,352
Prepaid expenses and other current assets	1,842	2,090
Total current assets	14,850	20,442
Property and equipment, net	1,609	1,693
Right-of-use assets	17,523	17,957
Restricted cash	1,338	1,338
Deposits and other assets	132	131
Total assets	$ 35,452	$ 41,561
LIABILITIE S AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Current liabilities	$ 6,199	$ 5,986
Long term operating lease liabilities	17,629	17,965
Total liabilities	23,828	23,951
Stockholders' equity:	-	-
Total Common Stock, APIC & Other Comp Gain	139,850	139,534
Accumulated deficit	(128,226)	(121,924)
Total stockholders' equity	11,624	17,610
Total liabilities and stockholders' equity	$ 35,452	$ 41,561

An additional ~$11.25M in proceeds is expected to be received by March 2026 from completed equity financing agreements

Vivani Medical, Inc.
Q1 2025: Cap Table

As of March 31, 2025		
Equity	**WAEP***	**Number of Shares**
Common Stock		59,243,903
Stock Options	$2.47	7,051,195
RSUs	-	695,000
Warrants	$3.45	8,569,894
Fully Diluted Shares		75,559, 992

*Weighted Average Exercise Price

Vivani Medical, Inc.

1. An innovative, clinical-stage biopharmaceutical company developing a portfolio of ultra long-acting, miniature, drug implants to treat chronic diseases. NanoPortal™ platform technology enables the design of implants aimed at improving medication non-adherence and tolerability.

2. Lead programs include NPM-115 (high-dose exenatide) and NPM-139 (semaglutide). These miniature, subdermal, GLP-1 implants are under development for chronic weight management in obese and overweight individuals with once or twice-yearly dosing.

3. Pipeline also includes IND-cleared NPM-119 (exenatide) implant under development for type 2 diabetes designed for twice-yearly dosing.

4. Multiple potentially transformational milestones are anticipated in 2025 including completion of the First-in-human, LIBERATE-1 trial and availability of top-line data. In addition, acceleration of the NPM-139 (semaglutide implant) program toward clinical development is also anticipated.